                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12


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                (Name of Registrant as Specified In Its Charter)


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                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee.
[ ]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
[ ]  $500 per each party to the controversy pursuant to Exchange Act
     Rule 14a-6(i)(3).
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

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     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

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     (4)  Proposed maximum aggregate value of transaction:

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     Set forth the amount on which the filing fee is calculated and state how it was determined.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

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

                               IRIDEX CORPORATION
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 28, 1997
                            ------------------------

TO THE STOCKHOLDERS:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of IRIDEX Corporation, a
Delaware corporation ("the Company") will be held on April 28, 1997 at 9:00 a.m., Pacific daylight savings time, at the Santa Clara Marriott Hotel, 2700 Mission College Boulevard, Santa Clara, California 95054 for the following purposes:

          1. To elect six (6) directors to serve for the ensuing year or until their successors are elected and qualified (Proposal 1);

          2. To approve the amendment of the Company's Amended and Restated 1989 Incentive Stock Option Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 500,000 shares from 1,000,000 shares to 1,500,000 shares (Proposal 2);

          3. To approve the amendment of the Company's 1995 Employee Stock Purchase Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 50,000 shares from 50,000 to 100,000 shares (Proposal 3);

          4. To ratify the appointment of Coopers & Lybrand L.L.P. as independent accountants of the Company for the fiscal year ending December 31, 1997 (Proposal 4); and

          5. To transact such other business as may properly be brought before the meeting and any adjournment(s) thereof.

     Stockholders of record at the close of business on February 28, 1997 shall be entitled to notice of and to vote at the Annual Meeting.

     All stockholders are cordially invited to attend the meeting. However, to assure your representation at the meeting, you are urged to mark, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the meeting may vote in person even if he or she has returned a proxy.

                                          Sincerely,

                                          Theodore A. Boutacoff
                                          President and Chief Executive Officer
Mountain View, California
March 24, 1997

                             YOUR VOTE IS IMPORTANT

     IN ORDER TO ASSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE.

                               IRIDEX CORPORATION
                                340 PIONEER WAY
                            MOUNTAIN VIEW, CA 94041
                            ------------------------

                                PROXY STATEMENT
                            ------------------------

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

     The enclosed Proxy is solicited on behalf of the Board of Directors of IRIDEX Corporation (the "Company") for use at the Annual Meeting of Stockholders to be held at the Santa Clara Marriott Hotel located at 2700 Mission College Boulevard, Santa Clara, California 95054 on April 28, 1997 at 9:00 a.m., Pacific daylight savings time, and at any adjournment(s) thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Company's principal office is located at 340 Pioneer Way, Mountain View, California 94041 and its telephone number is (415) 962-8100. These proxy solicitation materials were mailed on or about March 24, 1997 to all stockholders entitled to vote at the meeting.

RECORD DATE AND SHARE OWNERSHIP

     Stockholders of record at the close of business on February 28, 1997 (the "Record Date") are entitled to notice of and to vote at the meeting and at any adjournment(s) thereof. At the Record Date, 6,372,148 shares of the Company's Common Stock, $.01 par value were issued and outstanding.

REVOCABILITY OF PROXIES

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company (Attention:
Susan Janssen) a written notice of revocation or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

VOTING AND SOLICITATION

     Proxies will be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone or telegram. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners.

QUORUM; ABSTENTIONS; BROKER NON-VOTES

     The Company's Bylaws provide that stockholders holding a majority of the outstanding shares of the corporation entitled to vote on the Record Date and represented by person or by proxy shall constitute a quorum at meetings of stockholders. Shares that are voted "FOR," "AGAINST" or "WITHHELD" on a matter are treated as being present at the meeting for purposes of establishing a quorum and are also treated as "entitled to vote on the subject matter" (the "Votes Cast") at the Annual Meeting with respect to such matter.

     While there is no definitive statutory or case law authority in Delaware as to the proper treatment of abstentions, the Company believes that abstentions should be counted for purposes of determining the presence or absence of a quorum for the transaction of business and the total number of Votes Cast with respect to a particular matter (other than the election of directors). In the absence of controlling precedent to the contrary, the Company intends to treat abstentions in this manner. Accordingly, with the exception of the proposal for the election of directors, abstentions will have the same effect as a vote against the proposal. Because directors are elected by a plurality vote, abstentions in the election of directors have no impact once a quorum exists.

     In a 1988 Delaware case, Berlin v. Emerald Partners, the Delaware Supreme Court held that while broker non-votes may be counted for purposes of determining the presence or absence of a quorum for the transaction of business, broker non-votes should not be counted for purposes of determining the number of Votes Cast with respect to the particular proposal on which the broker has expressly not voted. Broker non-votes with respect to proposals set forth in this Proxy Statement will therefore not be considered "Votes Cast" and, accordingly, will not affect the determination as to whether the requisite majority of Votes Cast has been obtained with respect to a particular matter.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

     Proposals of stockholders of the Company that are intended to be presented at the 1998 Annual Meeting of Stockholders must be received by the Company no later than November 21, 1997 and must otherwise be in compliance with applicable laws and regulations in order to be considered for inclusion in the proxy statement and form of proxy relating to that meeting.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Such officers, directors and ten-percent stockholders are also required by SEC rules to furnish the Company with copies of all forms that they file pursuant to Section 16(a). Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no filings were required for such persons, the Company believes that all
Section 16(a) filing requirements applicable to its officers, directors and ten-percent stockholders were complied with except for Forms 4 for the month of September 1996 which were filed one day late by Messrs. Arias, Boutacoff, Buzawa and Haddad.

STOCKHOLDER INFORMATION

     A copy of the Company's Annual Report on Form 10-K, including financial statements and schedules is enclosed with these proxy solicitation materials. IN COMPLIANCE WITH RULE 14A-3 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, THE COMPANY HEREBY UNDERTAKES TO PROVIDE WITHOUT CHARGE TO EACH PERSON UPON WRITTEN REQUEST, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS AND FINANCIAL SCHEDULES THERETO. REQUESTS FOR SUCH COPIES SHOULD BE DIRECTED TO IRIDEX CORPORATION, 340 PIONEER WAY, MOUNTAIN VIEW, CALIFORNIA, 94041, ATTENTION: INVESTOR RELATIONS.

                                  PROPOSAL ONE

                             ELECTION OF DIRECTORS

NOMINEES

     A board of six (6) directors is to be elected at the meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the election of the six nominees named below, all of whom are presently directors of the Company. Each nominee has consented to be named a nominee in this Proxy Statement and to continue to serve as a director if elected. Should any nominee become unable or decline to serve as a director or should additional persons be nominated at the meeting, the proxy holders intend to vote all proxies received by them in such a manner as will assure the election of as many nominees listed below as possible (or, if new nominees have been designated by the Board of Directors, in such a manner as to elect such nominees) and the specific nominees to be voted for will be determined by the proxy holders. The Company is not aware of any reason that any nominee will be unable or will decline to serve as a director. Each director elected at this Annual Meeting will serve until the next Annual Meeting of Stockholders or until such director's successor has been elected and qualified. There are no arrangements or understandings between any director or executive officer and any other person pursuant to which he is or was to be selected as a director or officer of the Company.

     The names of the nominees and certain information about them, are set forth below:

                                                                                          DIRECTOR
        NAME OF NOMINEE           AGE                 PRINCIPAL OCCUPATION                 SINCE
--------------------------------  ---   ------------------------------------------------  --------
Theodore A. Boutacoff...........  49    President, Chief Executive Officer and Director     1989
James L. Donovan................  59    Chief Financial Officer and Director                1989
John M. Nehra(1)................  48    General Partner, New Enterprise Associates          1989
William Boeger, III(1)(2).......  47    Chairman of Calypte Biomedical Corporation          1989
Milton Chang(2).................  53    Chairman of the Board and Chief Financial
                                        Officer, New Focus, Inc.                            1989
Donald L. Hammond(2)............  69    Director                                            1990

---------------
(1) Member of the Audit Committee.

(2) Member of the Compensation Committee.

     Except as set forth below, each of the nominees has been engaged in his principal occupation set forth above during the past five years.

     Mr. Donovan resigned his position as the Company's Chief Financial Officer in June 1996. In December 1996, at the request of the Board of Directors, he resumed the duties of Chief Financial Officer.

     Mr. Boeger served as Chief Executive Officer of Calypte Biomedical Corporation from January 1994 to September 1995, and from January 1994 to present, as Chairman of the Board. Mr. Boeger has also served as Managing General Partner of Quest Ventures since 1985.

VOTE REQUIRED

     Directors will be elected by a plurality vote of the shares of the Company's Common Stock present or represented and entitled to vote on this matter at the meeting. Accordingly, the six candidates receiving the highest number of affirmative votes of shares represented and voting on this proposal at the meeting will be elected directors of the Company. Votes withheld from a nominee and broker non-votes will be counted for purposes of determining the presence or absence of a quorum but because directors are elected by a plurality vote, will have no impact once a quorum is present. See "Information Concerning Solicitation and Voting -- Quorum; Abstentions; Broker Non-Votes."

               MANAGEMENT RECOMMENDS THAT STOCKHOLDERS VOTE "FOR"
                           THE NOMINEES LISTED ABOVE

BOARD MEETINGS AND COMMITTEES

     The Board of Directors of the Company held a total of four meetings and took a total of five actions by written consent during the fiscal year ended December 31, 1996. With the exception of Roger Quy, who resigned as a director effective April 29, 1996, no director serving during the fiscal year attended fewer than 75% of the aggregate of all meetings of the Board of Directors and the committees of the Board upon which such director served. The Board of Directors has two committees, the Audit Committee and the Compensation Committee.

     The Audit Committee of the Board of Directors which consists of Messrs. Boeger and Nehra, held one meeting during the last fiscal year. The Audit Committee reviews and advises the Board of Directors regarding the Company's accounting matters and is responsible for reviewing and recommending the annual appointment of the independent public accountants, recommending the engagement of the Company's independent public accountants and the services to be performed by them, and reviewing and evaluating the accounting principles being applied to the Company's financial reports.

     The Compensation Committee of the Board of Directors which consists of Messrs. Boeger, Chang and Hammond, held two meetings during the last fiscal year. The Compensation Committee reviews and advises the Board of Directors regarding all forms of compensation to be provided to the officers, employees, directors and consultants of the Company.

     The Board of Directors has no nominating committee or any committee performing such functions.

DIRECTOR COMPENSATION

     Directors are not paid any cash compensation from the Company for their services as members of the Board or any committee thereof, although they are reimbursed for reasonable out-of-pocket expenses incurred by them in attending such meetings.

     The Company's 1995 Director Option Plan (the "Director Plan") was adopted by the Board in October 1995 and approved by the stockholders in January 1996. A total of 100,000 shares of Common Stock are reserved for issuance thereunder. The Director Plan provides for the automatic and nondiscretionary grant of nonstatutory stock options to purchase 11,250 shares of the Company's Common Stock to each nonemployee director on the later of the effective date of the Director Plan or the date on which such person becomes a director. Thereafter, each non-employee director will be automatically granted an option to purchase 3,750 shares of Common Stock on July 1 of each year, if on such date he or she has served on the Board for at least three months. The Director Plan provides that the exercise price shall be equal to the fair market value of the Company's Common Stock as of the date of grant.

     Four non-employee directors have been granted initial options to purchase 11,250 shares of Common Stock at an exercise price of $2.00 per share. Such directors have each been granted a subsequent option to purchase 3,750, shares of Common Stock at an exercise price of $14.875 per share. On July 1, 1997, additional options to purchase 3,750 shares of Common Stock will automatically be granted to Messrs. Nehra, Boeger, Chang and Hammond at an exercise price equal to the fair market value on the date of grant

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee consists of Messrs. Boeger, Chang and Hammond. Mr. Boutacoff also participates in discussions regarding salaries and incentive compensation for all employees (including officers) and consultants to the Company, except that Mr. Boutacoff is excluded from discussions regarding his own salary and incentive compensation.

                                  PROPOSAL TWO

        AMENDMENT OF THE AMENDED AND RESTATED 1989 INCENTIVE STOCK PLAN

INTRODUCTION

     In January 1997, the Board of Directors amended the Company's Amended and Restated 1989 Incentive Stock Plan (the "Plan") to increase the number of shares of Common Stock reserved for issuance thereunder by 500,000 from 1,000,000 shares to an aggregate of 1,500,000 shares.

     During 1996, in order to address the requirements of its expanding business, the Company began hiring a large number of new employees. The competition for talented employees has intensified significantly and the Company has utilized this Plan to provide the necessary incentives to retain and recruit employees. Management believes stock incentive programs are essential to maintain and grow the Company's business.

     The material features of the Plan are outlined below.

SUMMARY OF THE AMENDED AND RESTATED 1989 INCENTIVE STOCK PLAN

     General. The Plan provides for the grant of options to purchase shares of the Company's Common Stock to employees (including officers and employee directors)("Employees") and consultants. Options granted under the Plan may either be "incentive stock options" as defined in Section 422 of the Internal Revenue Code of 1986 (the "Code"), or nonstatutory stock options, as determined by the Administrator at the time of grant. The administrator of the Plan also has the discretion to grant stock purchase rights to Employees and consultants. To date, no stock purchase rights have been granted.

     Purpose. The purposes of the Plan are to attract and retain the best available personnel and to provide incentive to key employees and consultants to promote the success of the Company's business.

     Administration. The Plan is administered by the Board of Directors or a committee designated by the Board, as may be necessary to comply with the rules governing plans intended to qualify as discretionary grant plans under Rule 16b-3 (the "Administrator"). The Administrator has complete authority to construe, interpret, and administer the provisions of the Plan and the provisions of the agreements governing awards granted thereunder. The Administrator has the authority to prescribe, amend and rescind rules and regulations pertaining to the Plan and to make all other determinations necessary or deemed advisable in the administration of the Plan. The determinations and interpretations made by the Administrator are final and binding.

     Grant Limitation. The Plan provides that no optionee may be granted options and stock purchase rights to purchase more than 500,000 shares of Common Stock in any fiscal year.

     Eligibility. Nonstatutory options may be granted to Employees and consultants of the Company and its subsidiaries or successor corporation. Incentive stock options may be granted only to Employees. The Administrator shall determine which eligible persons shall be granted options and stock purchase rights.

     Exercise of Options and Stock Purchase Rights. Options become exercisable at such times as are determined by the Administrator and set forth in the individual agreements. Generally, options vest as to one forty-eighth (1/48) of the shares for each full month of service, however, the options are not exercisable until at least six months of service has been completed. In the case of stock purchase rights, the Company has a repurchase option exercisable upon the termination of the purchaser's employment, unless the Administrator determines otherwise at the time of grant. The Company's repurchase option lapses at a rate determined by the Administrator. The purchase price for the shares so repurchased is the original price paid by the purchaser.

     An option or stock purchase right is exercised by giving written notice to the Company specifying the number of full shares of Common Stock to be purchased and tendering payment of the purchase price to the Company. The form of consideration for exercising an option or stock purchase right, including the method of payment, is determined by the Administrator.

     Exercise Price. The exercise price of options and stock purchase rights granted under the Plan is determined by the Administrator and must not be less than 100% of the fair market value of the Company's Common Stock at the time of grant; provided, however, that incentive stock options or stock purchase rights granted to stockholders owning more than 10% of the voting stock of the Company, if any, are subject to the additional restriction that the exercise price per share of each option must be at least 110% of the fair market value per share on the date of grant. The exercise price of nonstatutory options is determined by the Administrator.

     Termination. The Plan gives the Administrator authority to vary the terms of the individual option agreements. However, generally, if the optionee ceases to be an employee or consultant, the optionee shall have the right to exercise the vested portion of an unexercised option within thirty (30) days after the date of termination. If such termination is due to death or disability within the meaning of Section 422(c) of the Code, the optionee (or the optionee's legal representative) shall have the right to exercise the vested portion of an unexercised option at any time within twelve (12) months of the termination date. In no event shall an option be exercisable beyond its term.

     Term of Options. Options granted under the Plan expire as determined by the Administrator, but in no event later than ten (10) years after the date of grant. Stock purchase rights granted under the Plan also expire as determined by the Administrator, but in no event later than ninety (90) days after the date of grant. No option or stock purchase right may be exercised by any person after its expiration.

     Non-Transferability of Options. Option is non-transferable by the optionee other than by will or the laws of decent and distribution, and is exercisable during the optionee's lifetime only by the optionee, or in the event of the optionee's death, by a person who acquires the right by bequest or inheritance or by reason of the death of the optionee.

     Adjustments Upon Change in Capitalization. The number of shares covered by each outstanding option, and the exercise price thereof, shall be proportionately adjusted for any increase or decrease in the number of issued shares resulting from a change in the Company's capitalization, such as a stock dividend, stock split, reverse stock split, combination, reclassification, or like change in the capital structure of the Company.

     Transfer of Control. In the event the Company is a participant in any merger or consolidation, each outstanding, unexercised option shall be assumed or substituted by the surviving corporation. If such options are not assumed, then, with respect to options issued prior to July 1995 or after the February 15, 1996, they become fully exercisable prior to the closing of such merger or consolidation. Options issued during the period between July 1995 and February 15, 1996 and any options which are neither assumed nor exercised within fifteen
(15) days of written notice from the Company terminate upon the expiration of such period.

     Amendment or Termination of the Plan. The Administrator may at any time amend, alter, suspend or terminate the Plan; provided that no amendment, alteration, suspension or termination may impair the rights of any optionee, unless mutually agreed otherwise. Options may be granted under the Plan during the period expiring August 1999.

UNITED STATES TAX INFORMATION

     An optionee who is granted an incentive stock option will not recognize taxable income either at the time the option is granted or upon its exercise, although the exercise may subject the optionee to the alternative minimum tax. Upon the sale or exchange of the shares more than two years after the date of grant and one year after exercising the option, any gain or loss will be treated as long-term capital gain or loss. If these holding periods are not satisfied, the optionee will recognize ordinary income at the time of sale or exchange equal to the difference between the exercise price and the lower of (i) the fair market value of the shares on the date of the option exercise or (ii) the sale price of the shares. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is also an officer, director or 10% stockholder of the Company. The Company will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income will be characterized as long-term or short-term capital gain or loss, depending on the holding period.

     All other options which do not qualify as incentive stock options are referred to as nonstatutory options. An optionee will not recognize any taxable income at the time a nonstatutory option is granted. However, upon its exercise, the optionee will recognize taxable income generally measured as the excess of the then fair market value of the shares exercised over the exercise price. A different rule may apply if the optionee is a director, officer or 10% stockholder. Any taxable income recognized in connection with an option exercise by an optionee who is also an employee of the Company will be subject to tax withholding by the Company by payment in cash or out of the current earnings paid to the optionee. Upon resale of such shares by the optionee, any difference between the sales price and the optionee's exercise price, to the extent not recognized as taxable income as described above, will be treated as long-term or short-term capital gain or loss, depending on the holding period. The Company will be entitled to a tax deduction in the same amount as the ordinary income recognized by the optionee with respect to shares acquired upon exercise of a nonstatutory option.

     THE FOREGOING SUMMARY OF THE EFFECT OF THE UNITED STATES FEDERAL INCOME TAXATION LAWS UPON THE OPTIONEE AND THE COMPANY IN CONNECTION WITH THE PLAN, DOES NOT PURPORT TO BE COMPLETE, AND REFERENCE SHOULD BE MADE TO THE APPLICABLE PROVISIONS OF THE CODE. IN ADDITION, THIS SUMMARY DOES NOT DISCUSS THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE.

AMENDED AND NEW PLAN BENEFITS

     The Company cannot now determine the number of options to be received in the future by the named executive officers ("Executive Officers") individually, all current Executive Officers as a group or all employees (including current officers who are not Executive Officers) as a group. In 1996, options to purchase 210,850 shares of the Company's Common Stock were granted to all employees (including current officers who are not Executive Officers) and options to purchase 50,000 shares of the Company's Common Stock were granted to the Executive Officers as a group. See "Executive Compensation -- Stock Option Grants and Exercises" for the number of stock options granted to the named Executive Officers in 1996.

REQUIRED VOTE

     The approval of the amendment of the Plan requires the affirmative vote of a majority of the shares of the Company's Common Stock present or represented and entitled to vote on this subject matter at the meeting. An abstention is not an affirmative vote, and therefore, will have the same effect as a vote against the proposal. A broker non-vote will not be treated as entitled to vote on this subject matter at the meeting. See "Information Concerning Solicitation and Voting -- Quorum; Abstentions; Broker Non-Votes."

             MANAGEMENT RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR"
      THE AMENDMENT OF THE AMENDED AND RESTATED 1989 INCENTIVE STOCK PLAN

                                 PROPOSAL THREE

               AMENDMENT OF THE 1995 EMPLOYEE STOCK PURCHASE PLAN

INTRODUCTION

     The Company's 1995 Employee Stock Purchase Plan (the "Purchase Plan") was adopted by the Board of Directors in November 1995 and was approved by the stockholders in January 1996. A total of 50,000 shares of Common Stock were reserved for issuance under the Purchase Plan. In January 1997, the Board of Directors amended the Purchase Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 50,000 to an aggregate of 100,000 shares.

     The material features of the Plan are outlined below.

SUMMARY OF THE 1995 EMPLOYEE STOCK PURCHASE PLAN

     Purpose. The purpose of the Purchase Plan is to provide employees of the Company with an opportunity to purchase Common Stock through accumulated payroll deductions.

     Administration.  The Purchase Plan, which is intended to qualify under
Section 423 of the Code, is administered by the Board of Directors or a committee designated by the Board, as may be necessary to comply with the rules governing plans intended to qualify as discretionary grant plans under Rule 16b-3 (the "Administrator"). All questions of interpretation or application of the Purchase Plan are determined by the Administrator, and its decisions are final, conclusive and binding upon all participants.

     Eligibility and Participation; Withdrawal. Employees of the Company and its designated subsidiaries who are employed on a given enrollment date are eligible to participate in the Purchase Plan if they are customarily employed for at least 20 hours per week and more than five months per year, and do not own or hold options to purchase as a result of such participation, five percent or more of the total combined voting power or value of all classes of stock of the Company. Notwithstanding the foregoing, no employee may be granted the right to purchase more than $25,000 worth or more than 1,000 shares of Common Stock annually. Eligible employees become participants in the Purchase Plan by completing a subscription agreement authorizing payroll deductions of up to 10% of the employees compensation, and filing it with the Company's Personnel Department not later than the day before an enrollment date. An employee may withdraw from the Purchase Plan at any time by giving written notice to the Company. In such a case, all payroll deductions credited to the employee's account and not yet used to purchase stock are refunded. Approximately 48 employees are currently participating in the Purchase Plan.

     Offering Periods. The Purchase Plan is implemented by consecutive six-month offering periods. The first offering period commenced on the effective date of the Company's initial public offering and ended on August 31, 1996. Subsequent offering periods commence on the first trading day on or after September 1 and March 1 and terminate on the last trading day of the sixth month following such commencement date. The Administrator may change the commencement date and duration of the offering periods without stockholder approval.

     Purchase Price. The purchase price per share at which shares may be sold to employees under the Purchase Plan is 85% of the lower of the fair market value of the Company's Common Stock on (a) the date of commencement of the offering period or (b) the last trading day of the offering period. The fair market value of the Company's Common Stock on a given date is the closing sale price on the Nasdaq National Market. In the event the Company's Common Stock is quoted on the Nasdaq system but not on the National Market thereof, the fair market value is the mean of the closing bid and asked prices for the Company's Common Stock on the date of determination. In the absence of an established market for the Common Stock, the fair market value is established by the Board of Directors.

     Adjustments on Changes in Capitalization. In the event any change is made in the Company's capitalization, such as a stock split or stock dividend, which results in an increase or decrease in the number of outstanding shares of the Company's Common Stock without receipt of consideration by the Company, the number of shares remaining subject to the Purchase Plan and the purchase price per share shall be appropriately adjusted. In the event of the proposed dissolution or liquidation of the Company, the offering periods will terminate immediately prior to such dissolution or liquidation, unless the Board provides otherwise. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each option under the purchase plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, to shorten the offering period then in progress by setting a new exercise date.

     Transferability. No rights or accumulated payroll deductions of a participant may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will or the laws of descent and distribution).

     Amendment and Termination of the Purchase Plan. The Board of Directors may at any time and for any reason amend or terminate the Purchase Plan, except that
(i) such termination shall not affect any purchase rights previously granted (except as permitted under the terms of the Purchase Plan), and (ii) no amendment may adversely affect a purchase right previously granted under the Purchase Plan (except to the extent permitted by the terms of the Purchase Plan or as may be necessary to qualify the Purchase Plan as an employee stock purchase plan pursuant to Section 423 of the Code or to obtain qualification or registration of the shares under applicable foreign, federal or state securities laws). The Purchase Plan shall continue in effect for a term of ten years unless terminated earlier by the Board or until all of the shares reserved for issuance thereunder have been issued.

UNITED STATES TAX INFORMATION

     The Purchase Plan and the rights of participants to make purchases thereunder, are intended to qualify under the provisions of Sections 421 and 423 of the Code. Under these provisions, no income will be taxable to a participant until the shares purchased under the Purchase Plan are sold or otherwise disposed of. Upon the sale or other disposition of the shares, the participant will generally be subject to tax and the amount of the tax will depend upon the holding period. If the shares are sold or otherwise disposed of more than two years from the first day of the offering period and one year from the date the shares are purchased, the participant will recognize ordinary income measured as the lesser of (i) the excess of the fair market value of the shares on the date of such sale or disposition over the purchase price, or (ii) an amount equal to 15% of the fair market value of the shares as of the first day of the offering period. Any additional gain will be treated as long-term capital gain. If the shares are sold or otherwise disposed of before the expiration of these holding periods, the participant will recognize ordinary income generally measured as the excess of the fair market value of the shares on the date the shares are purchased over the purchase price. Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on the holding period. The Company is not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent of ordinary income recognized by participants upon a sale or disposition of shares prior to the expiration of the holding period(s) described above.

     THE FOREGOING SUMMARY OF THE EFFECT OF THE UNITED STATES FEDERAL INCOME TAXATION LAWS UPON THE PARTICIPANT AND THE COMPANY IN CONNECTION WITH THE PURCHASE PLAN, DOES NOT PURPORT TO BE COMPLETE, AND REFERENCE SHOULD BE MADE TO THE APPLICABLE PROVISIONS OF THE CODE. IN ADDITION, THIS SUMMARY DOES NOT DISCUSS THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE.

AMENDED AND NEW PLAN BENEFITS

     The Company cannot now determine the number of shares to be issued in the future pursuant to the Purchase Plan to the named executive officers ("Executive Officers"), all current Executive Officers as a group or all employees (including current officers who are not Executive Officers) as a group. In 1996, 15,665 shares of the Company's Common Stock were issued to all employees (including current officers who are not Executive Officers) and 1,099 shares of the Company's Common Stock were issued to the Executive Officers as a group. As of December 31, 1996, 34,335 shares remained available for issuance.

REQUIRED VOTE

     The approval of the amendment of the Purchase Plan requires the affirmative vote of a majority of the shares of the Company's Common Stock present or represented and entitled to vote on this subject matter at the meeting. An abstention is not an affirmative vote, and therefore, will have the same effect as a vote against the proposal. A broker non-vote will not be treated as entitled to vote on this subject matter at the meeting. See "Information Concerning Solicitation and Voting -- Quorum; Abstentions; Broker Non-Votes."

             MANAGEMENT RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE AMENDMENT OF THE 1995 EMPLOYEE STOCK PURCHASE PLAN

                                 PROPOSAL FOUR

             RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

     The Board of Directors has selected Coopers & Lybrand L.L.P., independent accountants, to audit the financial statements of the Company for the fiscal year ending December 31, 1997, and recommends that stockholders vote for ratification of such appointment. Representatives of Coopers & Lybrand L.L.P. are expected to be present at the meeting with the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

REQUIRED VOTE

     The ratification of the appointment of Coopers & Lybrand L.L.P. requires the affirmative vote of a majority of the shares of the Company's Common Stock present or represented and entitled to vote on this subject matter at the meeting. An abstention is not an affirmative vote and, therefore, will have the same effect as a vote against the proposal. A broker non-vote will not be treated as entitled to vote on this subject matter at the meeting. See "Information Concerning Solicitation and Voting-Quorum; Abstentions; Broker Non-Votes."

               MANAGEMENT RECOMMENDS THAT STOCKHOLDERS VOTE "FOR"
          RATIFICATION OF THE APPOINTMENT OF COOPERS & LYBRAND L.L.P.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of the Record Date by (i) each person (or group of affiliated persons) known to the Company to be the beneficial owner of more than 5% of the Company's Common Stock, (ii) each director, (iii) each of the Company's Executive Officers named in the Summary Compensation Table appearing herein, and (iv) all of the Company's directors and Executive Officers as a group.

                                                                        BENEFICIAL OWNERSHIP(1)
                                                                  -----------------------------------
                        NAME AND ADDRESS                          NUMBER OF SHARES   PERCENT OF TOTAL
----------------------------------------------------------------- ----------------   ----------------
John M. Nehra(1).................................................       401,183             6.31
  c/o New Enterprise Associates
  1119 St. Paul Street
  Baltimore, MD 21202
Milton Chang(2)..................................................       388,582             6.11
  c/o New Focus
  2630 Walsh Avenue
  Santa Clara, CA 95051
New Enterprise Associates........................................       321,471             5.06
  1119 St. Paul Street
  Baltimore, MD 21202
Eduardo Arias(3).................................................       270,375             4.25
Theodore A. Boutacoff(4).........................................       270,208             4.25
David M. Buzawa(5)...............................................       267,875             4.21
James L. Donovan(6)..............................................       101,726             1.60
Robert A. Haddad(7)..............................................        53,375           *
William Boeger, III(8)...........................................        30,782           *
Donald L. Hammond(9).............................................        52,969           *
All directors and Executive Officers as a group (9
  persons)(10)...................................................     1,515,604            23.70

---------------

  *  Represents beneficial ownership of less than 1%.

     Based on 6,355,398 shares issued and outstanding at December 31, 1996.

 (1) Includes 321,471 shares held by New Enterprise Associates ("NEA") of which Mr. Nehra is a General Partner and therefore may be deemed to beneficially own such shares. Mr. Nehra disclaims beneficial ownership of shares held by these entities except to the extent of his pecuniary interest therein arising from his general partnership interest therein. Includes 27,348 shares held by Mr. Nehra's spouse, as separate property as to which shares Mr. Nehra disclaims beneficial ownership. Also includes 6,562 shares subject to stock options held by Mr. Nehra that are exercisable within 60 days of the Record Date.

 (2) Includes 21,562 shares subject to stock options held by Mr. Chang that are exercisable within 60 days of the Record Date.

 (3) Includes 251,042 shares held by the Arias Trust, dated October 19, 1994, over which Mr. Arias exercises investment and voting control, 10,000 shares held by Mr. Arias' spouse as custodian for their daughter under the Uniform Transfers to Minors Act, and 8,333 shares subject to stock options held by Mr. Arias that are exercisable within 60 days of the Record Date.

 (4) Includes 20,000 shares held by Mr. Boutacoff as custodian for their daughter under the Uniform Transfers to Minors Act and 20,208 shares subject to stock options held by Mr. Boutacoff that are exercisable within 60 days of the Record Date.

 (5) Includes 11,875 shares subject to stock options held by Mr. Buzawa that are exercisable within 60 days of the Record Date.

 (6) Includes 78,913 shares held by the Donovan Trust, dated March 14, 1978, over which Mr. Donovan exercises investment and voting control and 17,813 shares subject to stock options that are exercisable within 60 days of the Record Date.

 (7) Includes 25,000 shares held by the Haddad Family Trust, dated July 17, 1995, over which Mr. Haddad exercises investment and voting control and 26,875 shares subject to stock options that are exercisable within 60 days of the Record Date.

 (8) Includes 30,782 shares subject to stock options held by Mr. Boeger that are exercisable within 60 days of the Record Date.

 (9) Includes 27,969 shares subject to stock options held by Mr. Hammond that are exercisable within 60 days of the Record Date.

(10) Includes an aggregate of 171,979 shares subject to stock options that are exercisable within 60 days of the Record Date. See footnotes (1) through
     (9) above. Excludes 321,471 shares held by NEA.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION

     The following table shows, as to the Chief Executive Officer and each of the other four most highly compensated Executive Officers, information concerning compensation awarded to, earned by or paid for services to the Company in all capacities during 1996 and 1995.

                           SUMMARY COMPENSATION TABLE

                                                                                              LONG-TERM
                                                   ANNUAL COMPENSATION                       COMPENSATION
                                  ------------------------------------------------------        AWARDS
                                                                          OTHER ANNUAL       ------------
   NAME AND PRINCIPAL POSITION    YEAR     SALARY($)     BONUS($)(1)     COMPENSATION($)      OPTIONS(#)
--------------------------------- ----     ---------     -----------     ---------------     ------------
Theodore A. Boutacoff............ 1996      132,300             --                --            20,000
  Chief Executive Officer and
     President                    1995      131,040         29,188                --            10,000
Eduardo Arias.................... 1996      125,402             --            28,478            10,000
  Senior Vice President           1995      129,872         16,290                --            10,000
  World-wide Sales
Robert A. Haddad................. 1996      112,350             --                --            10,000
  Vice President,                 1995      110,879         14,399                --            10,000
  Operations
David M. Buzawa.................. 1996      100,008             --                --            10,000
  Vice President,                 1995       98,906         12,975                --            10,000
  Product Development

STOCK OPTION GRANTS AND EXERCISES

     The following table shows, as to the individuals named in the Summary Compensation Table above, information concerning stock options granted during the fiscal year ended December 31, 1996.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                       POTENTIAL REALIZABLE
                                                                                              VALUE
                                             INDIVIDUAL GRANTS                          OF ASSUMED ANNUAL
                         ---------------------------------------------------------            RATES
                           NUMBER OF        % OF TOTAL                                    OF STOCK PRICE
                          SECURITIES         OPTIONS                                       APPRECIATION
                          UNDERLYING        GRANTED TO      EXERCISE                    FOR OPTION TERM(3)
                            OPTIONS        EMPLOYEES IN      PRICE      EXPIRATION    ----------------------
          NAME           GRANTED(#)(1)    FISCAL YEAR(2)     ($/SH)        DATE       5%($)          10%($)
------------------------ -------------    --------------    --------    ----------    ------         -------
Theodore A. Boutacoff...     20,000            7.25%         $ 7.25       12/30/06    91,190         231,093
Eduardo Arias...........     10,000            3.63%         $ 7.25       12/30/06    45,595         115,546
David M. Buzawa.........     10,000            3.63%         $ 7.25       12/30/06    45,595         115,546
Robert Haddad...........     10,000            3.63%         $ 7.25       12/30/06    45,595         115,546

---------------
(1) See "Amendment of 1989 Incentive Stock Option Plan" for a description of the terms of the Company's option plans.

(2) The Company granted options to purchase an aggregate of 210,850 shares of Common Stock to all employees other than Executive Officers and granted options to purchase an aggregate of 50,000 shares of Common Stock to all Executive Officers as a group (4 persons), during fiscal 1996.

(3) This column sets forth hypothetical gains or "option spreads" for the options at the end of their respective ten-year terms, as calculated in accordance with the rules of the Securities and Exchange Commission. Each gain is based on an arbitrarily assumed annualized rate of compound appreciation of the market price at the date of grant of 5% and 10% from the date the option was granted to the end of the option term. The 5% and 10% rates of appreciation are specified by the rules of the Securities and Exchange Commission and do not represent the Company's estimate or projection of future Common Stock prices. The Company does not necessarily agree that this method properly values an option. Actual gains, if any, on option exercises are dependent on the future performance of the Company's Common Stock and overall market conditions and the timing of option exercises, if any.

     The following table shows, as to the individuals named in the Summary Compensation Table above, information concerning stock options exercised during the fiscal year ended December 31, 1996 and the value of unexercised options at such date.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                                       NUMBER OF SECURITIES
                                                            UNDERLYING
                                                       UNEXERCISED OPTIONS/               VALUE OF UNEXERCISE
                          SHARES                     SARS AT DECEMBER 31, 1996          IN-THE-MONEY OPTIONS AT
                        ACQUIRED ON     VALUE                 (#)(2)                    DECEMBER 31, 1996($)(3)
                         EXERCISE      REALIZED    -----------------------------     -----------------------------
NAME                        (#)         ($)(1)     EXERCISABLE     UNEXERCISABLE     EXERCISABLE     UNEXERCISABLE
----------------------- -----------    --------    -----------     -------------     -----------     -------------
Theodore A.
  Boutacoff............     --            --          10,209           29,791          63,806.25       61,193.75
Eduardo Arias..........     --            --           6,667           19,791          41,668.75       61,193.75
David M. Buzawa........     --            --          10,209           19,791          63,806.25       61,193.75
Robert Haddad..........     --            --          25,209           19,791         170,057.25       61,193.75

---------------
(1) Calculated by determining the difference between the closing price of the Company's Common Stock on the Nasdaq National Market on the date of exercise and the exercise price of the options.

(2) The Company has not granted any stock appreciation rights and its stock plans do not provide for the granting of such rights.

(3) Calculated by determining the difference between the fair market value of the securities underlying the options at year end ($7.50 per share) and the exercise price of the options.

EMPLOYMENT AGREEMENTS

     The Company has no employment contracts with any of its officers, and has no compensatory plan or arrangement which are activated upon resignation, termination or retirement of any such officer upon a change in control of the Company. The Director Plan provides for the accelerated vesting of all outstanding options upon a change in control. However, because competition for talented employees is intense, the Company may in the future consider entering into severance agreements with certain of its key employees.

OTHER EMPLOYEE BENEFIT PLANS

  401(k) Plan

     The Company sponsors a 401(k) Plan under which eligible employees may contribute, on a pre-tax basis, up to 15% of the employee's total annual income from the Company, excluding bonuses, subject to certain Code limitations. All full-time employees who have attained age 18 are eligible to participate in the plan. All contributions are allocated to the employee's individual account and, at the employee's election, are invested in one or more investment funds available under the plan. Contributions are fully vested and nonforfeitable.

                      REPORT OF THE COMPENSATION COMMITTEE
                           OF THE BOARD OF DIRECTORS

     Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Exchange Act of 1933, as amended, or the Securities Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the following report and the Performance Graph included herein shall not be incorporated by reference into any such filings.

GENERAL

     The Compensation Committee (the "Committee") of the Board of Directors establishes the overall executive compensation strategies of the Company and approves compensation elements for the chief executive officer and other executive officers. The Committee is comprised of three independent, non-employee members of the Board of Directors, neither of whom have interlocking relationships as defined by the Securities and Exchange Commission. The Committee has available to it such external compensation advice and data as the Committee deems appropriate to obtain.

     The compensation philosophy of the Committee is to provide a comprehensive compensation package for each executive officer that is competitive with those offered by companies of similar types and size, in the same geographical area and whose executives perform similar skills to those performed by the executives of the Company. Accordingly, the Committee follows a compensation strategy which has used vesting terms to incentivize and reward executives as the Company addresses the challenges associated with growth. As the Committee applies this compensation philosophy in determining appropriate executive compensation levels and other compensation factors, the Committee reaches its decisions with a view towards the Company's overall financial performance. The Committee strives to structure each officer's overall compensation package to enable the Company to attract, retain and reward personnel who contribute to the success of the Company.

EXECUTIVE OFFICER COMPENSATION

     The objectives of the executive officer compensation program are to attract, retain, motivate and reward key personnel who possess necessary leadership and management skills through competitive base salary, annual cash bonus incentives, long-term incentive compensation in the form of stock options, and various benefits generally available to employees of the Company.

     Base Salary. Base salary levels for the Company's executive officers are generally targeted to be competitive with companies in the same stage of development and in the same industry and geographic area. In determining salaries, the Committee also takes into account the Chief Executive Officer's recommendations, individual experience, contributions to corporate goals and the Company's performance.

     Incentive Bonuses. The Committee believes that a cash incentive bonus plan can serve to motivate the Company's executive officers and management to address annual performance goals, using more immediate measures for performance than those reflected in the appreciation in value of stock options. In 1996, the Company's goals were targeted toward longer-term objectives for corporate development. As a consequence, the Company did not have an incentive bonus plan for executive officers for fiscal 1996, although certain bonus payments were made to sales executives. The Company expects to establish an incentive bonus plan for fiscal 1997.

     Stock Option Grants. Stock options are granted to executive officers and other employees under the Company's option plan. See " Proposal Two -- Amendment of the 1989 Stock Option Plan" above. Stock option grants are intended to focus the recipient on the Company's long-term performance to improve stockholder value and to retain the services of executive officers in a competitive job market by providing significant long-term earning potential. To this end, stock options generally vest over a four-year period, based on continued employment. Factors considered in granting stock options to executive officers of the Company are the duties and responsibilities of each individual, such individuals contributions to the success of the Company and other relevant factors. The Company views stock options as an important component of long-term compensation for executive officers since options motive executive officers to manage the Company in a manner that is consistent with stockholder interests.

CEO COMPENSATION

     Compensation for the Chief Executive Officer is consistent with the philosophies and practices described above for executive officers in general. Mr. Boutacoff's salary was not increased in 1996 and no bonuses were paid to any of the executive officers. Mr. Boutacoff was granted an option to purchase 20,000 shares in 1996 as a form of long-term compensation.

                                          COMPENSATION COMMITTEE

                                          William Boeger, III
                                          Milton Chang
                                          Donald L. Hammond

                        COMPANY STOCK PRICE PERFORMANCE

     The following graph demonstrates a comparison of cumulative total stockholder returns, calculated on a dividend reinvestment basis and based upon an initial investment of $100 in the Company's Common Stock as compared with the CBOE Russell 2000 Index and the Standard and Poors 500 Index. No dividends have been declared or paid on the Company's Common Stock during such period. The stock price performance shown on the graph below is not necessarily indicative of future price performance. The Company's Common Stock began trading on the Nasdaq National Market on February 16, 1996. The graph reflects the Company's stock price performance from the initial public offering through the end of fiscal 1996.

        Measurement Period            IRIDEX Corpora-    Standard & Poors
      (Fiscal Year Covered)                tion                 500          CBOE Russell 2000
2/16/96                                         100.00              100.00              100.00
3/29/96                                       113.8888             99.0843            103.1341
6/28/96                                       166.6665            102.9417              108.07
9/30/96                                        91.6666            105.5021            108.0044
12/31/96                                       83.3333            113.7036            113.0618

                                 OTHER MATTERS

     The Company knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the Board of Directors may recommend.

                                          THE BOARD OF DIRECTORS
Dated: March 24, 1997

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                               IRIDEX CORPORATION
                       1997 ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 28, 1997

      The undersigned stockholder of IRIDEX Corporation, a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, and hereby appoints Theodore A. Boutacoff and James L. Donovan, or either of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 1997 Annual Meeting of Stockholders of IRIDEX Corporation to be held on April 28, 1997, at 9:00 a.m. Pacific daylight savings time, at the Santa Clara Marriott Hotel located at 2700 Mission College Boulevard, Santa Clara, California 95054, and at any adjournment(s) thereof and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below:

    1.  ELECTION OF DIRECTORS:    __ FOR all nominees listed below     __ WITHHOLD authority to vote for
                                     (except as indicated).               all nominees listed below.

        Theodore A. Boutacoff    James L. Donovan    Milton Chang   Donald L. Hammond   William Boeger, III   John M. Nehra

        IF YOU WISH TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S), STRIKE A LINE THROUGH THAT NOMINEE'S NAME IN THE LIST ABOVE.


    2. PROPOSAL TO APPROVE THE AMENDMENT OF THE AMENDED AND RESTATED 1989 INCENTIVE STOCK PLAN:

               __ FOR                    __ AGAINST                 __ ABSTAIN


    3.  PROPOSAL TO APPROVE THE AMENDMENT OF THE 1995 EMPLOYEE STOCK PURCHASE
        PLAN:

               __ FOR                    __ AGAINST                 __ ABSTAIN


    4. PROPOSAL TO RATIFY THE APPOINTMENT OF COOPERS & LYBRAND L.L.P. AS INDEPENDENT ACCOUNTANTS.

               __ FOR                    __ AGAINST                 __ ABSTAIN


and, in their discretion, upon such other matter or matters which may properly come before the meeting and any adjournment(s) thereof.

         THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF DIRECTORS, FOR APPROVAL OF THE AMENDMENT OF THE AMENDED AND RESTATED 1989 INCENTIVE STOCK PLAN FOR APPROVAL OF THE AMENDMENTS TO THE 1995 EMPLOYEE STOCK PURCHASE PLAN FOR APPROVAL OF THE AMENDMENT OF THE 1995 STOCK PURCHASE PLAN, AND FOR RATIFICATION OF THE APPOINTMENT OF THE COMPANY'S INDEPENDENT ACCOUNTANTS, AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING AND ANY ADJOURNMENT(S) THEREOF.



Dated: __________________, 1997      ___________________________________________
                                                      Signature



                                     ___________________________________________
                                                      Signature

                                     (THIS PROXY SHOULD BE MARKED, DATED, SIGNED
                                     BY THE STOCKHOLDER(S) EXACTLY AS HIS OR HER
                                     NAME APPEARS HEREON, AND RETURNED PROMPTLY
                                     IN THE ENCLOSED ENVELOPE. PERSONS SIGNING
                                     IN A FIDUCIARY CAPACITY SHOULD SO INDICATE.
                                     IF SHARES ARE HELD BY JOINT TENANTS OR AS
                                     COMMUNITY PROPERTY, BOTH SHOULD SIGN.)